For the fiscal period ended 10/31/00.
File number 811-07811
Prudential U.S. Emerging Growth Fund, Inc.

                        SUB-ITEM 77 O

                          EXHIBITS

        Transactions Effected Pursuant to Rule 10f-3

Ia.

1.   Name of Issuer
          Nuance Communication

2.   Date of Purchase
          4/12/2000

3.   Number of Securities Purchased
          1,800

4.   Dollar Amount of Purchase
          $30,600

5.   Price Per Unit
          $17.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased:
          Goldman Sachs

7.   Other Members of the Underwriting
Syndicate

          Goldman, Sachs & Co.
          Thomas Weisel Partners LLC
          Dain Rauscher Wessels
          Wit SoundView

          First Union Securities, Inc.
          Edward Jones
          Merrill Lynch, Pierce, Fenner &
Smith
          Prudential Securities Incorporated
          Robert W. Baird & Co. Incorporated
          William Blair & Company, LLC
          Fidelity Capital Markets
          McDonald Investments Inc.
          Sands Brothers & Co. Ltd.
          Stephens Inc.
          Sturdivant & Co., Inc.
          SunTrust Equitable Securities








































Ib.

1.   Name of Issuer
          US Unwired

2.   Date of Purchase
          5/18/2000

3.   Number of Securities Purchased
          47,100

4.   Dollar Amount of Purchase
          $518,100

5.   Price Per Unit
          $11.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased:
          Goldman Sachs

7.   Other Members of the Underwriting
Syndicate

          Donaldson, Lufkin & Jenrette
          Credit Suisse First Boston
          First Union Securities, Inc.
          DLJdirect Inc.
          Advest, Inc.
          Allen & Company Incorporated
          Anderson & Strudwick, Incorporated
          Kercheville & Company Inc.
          Asili & Co. LLC
          Robert W. Baired & Co.
          George K. Baum & Company
          Blackford Securities Corp.
          BNY Capital Markets, Inc.
          J.C. Bradford & Co.
          The Chapman Company
          Chase M&Q
          Coburn & Meredith Inc.
          Deutche bank Securities Inc.
          A.G. Edwards & Sons, Inc.
          Fahnestock & Co. Inc.
          FAC/Equities
          Fia Capital Group, Inc.
          Finbro Management S.A.
          Gabelli & Company, Inc.
          Gruntal & Co., LLC
          Hoak Breedlove Wesneski & Co.
          HSBC Brokerage (USA) Inc.
          Johnston, Lemon & Co.
          Edward D. Jones & Co.
          Kaufman Bros. L.P.
          C.L. King & Associates, Inc.
          Lebenithal & Co., Inc.
          Legg Meson Wood Walker
          Lehman Brothers Inc.
          Linsco/Private Ledger Financial
Services
          Merrill Lynch, Pierce, Fenner &
Smith
          Middle Gate Securities, Inc.
          Morgan Stanley & Co., Incorporated
          National Commercial Bank
          Noyes Partners Inc.
          Nutmeg Securities, Ltd.
          Ormes Capital Markets, Inc.
          Polaris Financial Services
          Prudential Securities
          Raymond James & Associates, Inc.
          Salomon Smith Barney Inc.
          Sands Brothers & Co., Ltd.
          Santander Securities
          Spencer Clarke LLC
          Stephens Inc.
          S.V. International
          C.E. Unterberg, Towin
          Wachovia Securities, Inc.
          Westcott Securities LLC
          Wiley Bros.  Aintree Capital, LLC












Ic.

1.   Name of Issuer
          Manufacturers Services, Ltd.

2.   Date of Purchase
          6/23/2000

3.   Number of Securities Purchased
          11,900

4.   Dollar Amount of Purchase
          $190,400

5.   Price Per Unit
          $16.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased:
          DLJ

7.   Other Members of the Underwriting
Syndicate

          Donaldson, Lufkin & Jenrette
          Banc of America Securities LLC
          Robertson Stephens
          Thomas Weisel Partners LLC
          DLJdirect Inc.

          Adams, Harkness & Hill, Inc.
          Advest, Inc.
          Anderson & Strudwick, Incorporated
          Kercheville & Company Inc.
          Asyel  Co. LLC
          Robert W. Baired & Co.
          William Blair & Company, LLC
          Blackford Securities Corp.
          The Chapman Company
          Chase M&Q
          CIBC World Markets Corp.
          Coburn & Meredith Inc.
          Dain Rauscher Wessells
          A.G. Edwards & Sons, Inc.
          Fahnestock & Co. Inc.
          FAC/Equities
          Fia Capital Group, Inc.
          Finbro Management S.A.
          Gruntal & Co., LLC
          HSBC Brokerage (USA) Inc.
          Johnston, Lemon & Co.
          Kaufman Bros. L.P.
          C.L. King & Associates, Inc.
          Lebenithal & Co., Inc.
          Legg Meson Wood Walker
          Lehman Brothers Inc.
          McDonald Investments Inc.
          Merrill Lynch, Pierce, Fenner &
Smith
          Middle Gate Securities, Inc.
          Morgan Stanley & Co., Incorporated
          National Commercial Bank
          Needham & Company, Inc.
          Noyes Partners Inc.
          Nutmeg Securities, Ltd.
          Pennsylvania Merchant Group
          Polaris Financial Services
          Prudential Securities
          Ragen Mackenzie Incorporated
          Raymond James & Associates, Inc.
          Salomon Smith Barney Inc.
          Sands Brothers & Co., Ltd.
          Sanders Morris Harris
          Santander Securities
          SG Cowen Securities
          The Shemano Group, Inc.
          Stephens Inc.
          Spencer Clarke LLC
          S.V. International
          Tucker Anthony Cleary Gull
          C.E. Unterberg, Towin
          UBS Warburg LLC
          Wachovia Securities, Inc.
          Westcott Securities LLC
          Wiley Bros.  Aintree Capital, LLC








Id.

1.   Name of Issuer
          AT&T Wireless Group

2.   Date of Purchase
          4/26/2000

3.   Number of Securities Purchased
          26,800

4.   Dollar Amount of Purchase
          $790,600

5.   Price Per Unit
          $29.50

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased:
          Goldman Sachs

7.   Other Members of the Underwriting
Syndicate

          Merrill Lynch, Pierce, Fenner &
Smith
          Goldman Sachs
          Salomon Smith Barney Inc.
          Credit Suisse First Boston
Corporation
          Lehman Brothers Inc.
          Morgan Stanley & Co.
          Banc of America Securities LLC
          M.R. Beal & Company
          Bear, Stearns & Co., Inc.
          Sanford C. Bernstein & Co., Inc.
          Deutsche Bank Securities Inc.
          Donaldson, Lufkin & Jenrette
          Chase H&Q
          J.P. Morgan Securities Inc.
          PaineWebber Incorporated
          Prudential Securities
          Thomas Weisel Partners LLC
          DLJdirect Inc.

          Allen & Company Incorporated
          Blaylock & Partners, L.P.
          CIBC World Markets Corp.
          A.G. Edwards & Sons, Inc.
          First Union Securities, Inc.
          FleetBoston Robertson Stephens Inc.
          Guzman & Company
          Fidelity Investments
          Edward D. Jones & Co., L.P.
          Lazard Freres & Co. LLC
          BMO Nesbitt Burns Inc.
          RBC Dominion Securities Corporation
          SG Cowen Securities Corporation
          Muriel Siebert & Co., Inc.
          Utendahl Capital Partners, L.P.
          Wasserstein Perella Securities,
Inc.
          Wit Capital Corporation

          Advest, Inc.
          Robert W. Baired & Co.
          William Blair & Company, LLC
          J.C. Bradford & Co.
          Chatsworth Securities LLC
          Dain Rauscher Wessels
          Fahnestock & Co., Inc.
          Friedman Billings Ramsey
          Gerard Klauer Mattison & Co.
          Hilliard Lyons Inc.
          Janney Montgomery Scott LLC
          C.L. King & Associates, Inc.
          Legg Mason Wood Walker
          McDonald Investments Inc.
          Morgan Keegan & Company, Inc.
          Needham & Company, Inc.
          Neuberger & Berman LLC
          Ormes Capital Markets, Inc.
          Pryor, Counts & Co., Inc.
          Ragen Mackenzie Incorporated
          Ramirez & Co., Inc.
          Raymond James & Associates, Inc.
          The Robinson-Humphrey Company, LLC
          Scott & Stringfellow, Inc.
          Stephens Inc.
          Stifel, Nicolaus & Company
          SunTrust Equitable Securities
Corporation
          Sutro & Co. Incorporated
          Tucker Anthony Cleary Gull
          U.S. Bancorp Piper Jaffray Inc.
          C.E. Unterberg Towbin
          Wachovia Securities, Inc.
          The Williams Capital Group, L.P.

          Adams, Harkness & Hill, Inc.
          Arnhold and S. Bleichroeder, Inc.
          George K. Baum & Company
          Brean Murray & Co., Inc.
          Burnham Securities Inc.
          The Chapman Company
          Crowell, Weedon & Co.
          Davenport & Company LLC
          D.A. Davidson & Co.
          Doft & Co., Inc.
          Doley Securities, Inc.
          E*OFFERING
          FAC/Equities
          Gabelli & Company, Inc.
          Goldman, Sachs & Co.

          Gardner Rich & Co.
          Goldis Financial Group, Inc.
          Gruntal & Co., LLC
          Jackson Securities
          Janco Partners, Inc.
          Jefferies & Company, Inc.
          Josephthal & Co. Inc.
          Kaufman Bros., L.P.
          Loop Capital Markets
          May, Davis Group Inc.
          Mellon Financial Market, Inc.
          Melvin Securities, LLC
          Parker/Hunter Incorporated
          Brad Peery Inc.
          Pennsylvania Merchant Group
          Redwood Securities Group, Inc.
          SBK-Brooks Investments Corp.
          Sanders Morris Harris
          Sands Brothers & Co., Ltd.
          The Seidler Companies Incorporated
          Sturdivant & Co., Inc.
          H.C. Wainwright & Co., Inc.
          Wedbush Morgan Securities, Inc.


Ie.

1.   Name of Issuer
          Software Technologies

2.   Date of Purchase
          4/27/2000

3.   Number of Securities Purchased
          2,500

4.   Dollar Amount of Purchase
          $30,000

5.   Price Per Unit
          $12.00

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased:
          Morgan Stanley

7.   Other Members of the Underwriting
Syndicate
          Morgan Stanley & Company
          Merrill Lynch, Pierce, Fenner &
Smith
          Donaldson, Lufkin & Jenrette
Securities




















If.

1.   Name of Issuer
          Tanox Inc.

2.   Date of Purchase
          4/7/2000

3.   Number of Securities Purchased
          8090

4.   Dollar Amount of Purchase
          $230,850

5.   Price Per Unit
          $28.50

6.   Name(s) of Underwriter or Dealer(s)
          From whom purchased:
          CIBC World Markets

7.   Other Members of the Underwriting
Syndicate

          CIBC WORLD MARKETS CORP.
          Fleetboston Robertson Stephens Inc.
          Warburg Dillon Read LLC
          Adams, Harkness & Hill, Inc.
          KB Securities NV

          Chase H&Q
          Lehman Brothers Inc.
          PaineWebber Incorporated
          Prudential Securities
          SG Cowen Securities
          U.S. Bancorp Piper Jaffray Inc.

          Dain Rauscher Wessels
          Davenport & Co. of Virginia, Inc.
          Dominick & Dominick LLC
          Gerard Klauer Mattison & Co., LLC
          Josephthal & Co. Inc.
          Legg Mason Wood Walker
          Needham & Company
          Pennsylvania Merchant Group
          Ragen Mackenzie Incprorated
          The Robinson-Humphrey Company
          Sanders Morris Harris
          Stephens Inc.






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